EXHIBIT 10.1
CONFIDENTIAL TREATMENT REQUESTED
Northrop Grumman Security Systems, LLG
7040b Troy Hill Drive
Suite 510, MS 8822
Elkridge, Maryland 21075
PO ACKNOWLEDGEMENT
FOR
MASTER PURCHASE ORDER
Please sign, date, and return immediately via fax to the Buyer’s number on the first page of PO or email a signed PDF copy to the Buyer.
Acknowledged and accepted by:
Company Name: CEPHEID

Signature:	/s/ Joseph H. Smith

Printed Name:	Joseph H. Smith

Title:	Sr. V.P. and General Counsel

Date:	August 15, 2007

The symbol [***] is used to indicate that a portion of the exhibit has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portion.

PURCHASE ORDER:
REPRINT

Order Placed with: 10037678	PURCHASE ORDER Issue Date: 08/15/2007
CEPHEID
904 CARIBBEAN DR.	Authorized by cognizant buyer
SUNNYVALE CA 94089-1189
Attn: BRANT ADORNATO

Invoices are required and must identify the city and state	Electronic Systems
in which the work was performed. Where applicable, labor	Northrop Grumman Systems Corporation
and material must be identified separately.	7055 Troy Hill Drive
Send invoices to Northrop Grumman, PO Box 392,	Troy Hill #3 MS 8822
MS A320, Baltimore, MD 21203	Elkridge MD 21227

Forward correspondence and inquiries to buyer: DONALD HANNAH
Phone No: (410) 471-4072 Ext: Fax No: (410) 694-2560
Email: donaid.hannah@ngc.com
PLEASE SUPPLY THE FOLLOWING SUBJECT TO SPECIFICATIONS, DRAWINGS, DESIGNATED REVISION OF STANDARD TERMS AND CONDITIONS REFERRED TO HEREIN AND/OR ATTACHED HERETO.
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CHANGE NOTICE #1, DATED 08-15-07
Change Notice #1 clarifies last document under “Applicable Documents” contained in PO Item Text. Specifically, the following wording is added as follows: as specifically referenced in the other applicable documents”.

Quantity	UoM	Description	Unit Pri	Unit

1	LT	MASTER PURCHASE ORDER - 5 YEAR O&M		1.00	LT
		Period of Performance: 10/01/2006 To 09/30/2011
The symbol [***] is used to indicate that a portion of the exhibit has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portion.

THE ABOVE ITEM CONTAINS THE FOLLOWING SERVICES

10	1	LT	Master Purchase Order - 5 Year O&M	Rate:	1.00	1.00
Invoices must identify line items in accordance with the above
Purchase Order Line Item Details
Line Item Details
Req Line Item Text
5 YEAR BDS OMC MASTER PURCHASE ORDER
SCOPE
This Master Purchase Order (MPO) delineates the contractual agreements and commitments between Northrop Grumman Security Systems and Cepheid for support the USPS BDS OMC program for governmental fiscal years FY2007 through FY2011. In support of this program NGSS will issue multiple purchase orders for Consumable Products, Spare Parts, Repair Services, Calibration Services, Technical Support Services, and Escrow Services. Applicable terms for purchase orders will be in accordance with the documents listed below. Cepheid will accept purchase orders issued by NGSS for needed materials and services in accordance with the provisions of this master purchase order. Purchase orders will refer to the master purchase order number and incorporate the provisions of the master purchase order by reference.
Expiration
This master purchase order is valid through September 30, 2011
Changes
Changes to this master purchase order can only be made by mutual agreement between Buyer and Seller
Limitations
Funding for the 5 year CMG program will be issued annually.
Seller is not authorized to incur any cost solely as a result of this master purchase order
Seller is not authorized to incur cost until a purchase order is issued by NGC.
Seller is not authorized to make commitments beyond that necessary to support current PO authorizations.
No research or development, or modifications to deliverables shall be funded under this master purchase order. Any such development shall be performed under separately negotiated terms and conditions, including, without limitation, the allocation of rights to USPS if such work is accomplished with USPS funding.
Subject to annual funding limits and purchase quantity adjustments, total estimated annual expenditures for each FY including all FY07 commitments to date are:
The symbol [***] is used to indicate that a portion of the exhibit has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portion.

FY07 $ [***]
FY08 $ [***]
FY09 $ [***]
FY10 $ [***]
FY11 $ [***]
Applicable documents
The following documents, associated attachments and references apply to the purchase of materials and services ordered by NGSS in support of the USPS 5 year BDS OMC program:
“ Supplemental Clauses, Rev S, dated 14 August 2007
“ Terms and Conditions: Terms and Conditions for Cepheid and Northrop Grumman Security Systems, LLC, Exhibit A, Rev B, dated 2 December, 2005
“BDS Technical Requirements Document (TRD) for No-Identifier Modulo (BIM), Rev 8,3, dated 21 September 2005.
“Biohazard Detection System (BDS) Statement of Work for the Bio-identifier Module (BIM), Rev G, dated 21 September 2005.
“BDS Operations and Maintenance/Consumables Technical Support Statement of Work, Rev 1, dated February 1, 2007
“BDS Calibration, Repairables and Spare Parts Statement of Work, Rev 11, dated 31 July 2007
“BDS Escrow Agreement, Rev G, dated 6 July 2006 & Addendum 1, dated 28 September 2006
“ USPS Interim Internal Purchasing Guidelines, PM Issue 1, dated 15 November 2001, as specifically referenced in the other applicable documents
Security Details

Classified(Y/N) [N]

Delivery Details

Shipping Instructions

Regular Shipment (See instructions to supplier)

Delivery Terms

Incoterms: ORG freight Collect shipment (Different incoterms may apply to each item)

Deliver To

ES Sector
Northrop Grumman Electronic Systems
7055 Troy Hill Drive
Elkridge MD 21075-7063
The symbol [***] is used to indicate that a portion of the exhibit has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portion.

Quality Details

Source Inspection

Yes( )No(X)
GOVT.[ ] NORTHROP GRUMMAN[ ]

Terms and Condition Details

Terms & Conditions Text

Terms and Conditions for Cepheid and Northrop Grumman Security Systems, LLC, Exhibit A, Rev B, Dated December 20051s hereby incorporated and applies to this order,

Government Contract Details

Contract Number: 3BMHRD-03-Z-5541

Payment Details

Tax Designation

Non-Taxable

Payment Terms

0% 0 DAYS NET 30

Currency: USO American Dollar
PURCHASE ORDER Total:            1.00 USD
The symbol [***] is used to indicate that a portion of the exhibit has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portion.

PURCHASE ORDER:
REPRINT
Instructions to Supplier:
1. Export Requirement - This purchase order may contain licensable technical data covered under the International Traffic in Arms Regulation (“ITAR’”). Prior to any export or release to any non-U.S, person of licensable data, you must obtain export approval from the U.S. Dept: of Slate, Office of Defense trade Controls.
2. Order Identification - Show our order number and line item on all invoices (if required), bills of fading, express receipts and containers.
3. Shipping Instructions - (a) All domestic transportation (U.S. including Puerto Rico) should be routed through Ryder Logistics utilizing the SCATS online routing system or Ryder provided Routing instructions. The SCATS system is accessed on the OASIS Website at the following Internet address: https://oasis.northgrum.com (OASIS requires Netscape or Internet Explorer version 5.x or later). Contact the Ryder Transportation Management Center at 877-828-8646 (Backup number 817-490-5300) at least three days prior to shipment to obtain a SCATS User ID, Password and training or Routing Instructions. (b) International shipments (Shipments from countries outside the U.S. and Puerto Rico) should be routed in accordance with the approved carriers and procedures listed on the Supplier Transportation Routing Instructions on the OASIS Website for the Electronic Systems Business Unit location issuing the Purchase Order. If you cannot access the Internet, please contact the buyer for instructions. (c) Consolidate all material to be shipped o one location on any one day into a single shipment. (d) Route shipment as specified above, unless directed otherwise by the Buyer. Please adhere to the delivery address as indicated by this purchase order. Shipment or receipt of product at any other location may result in delayed or non-payment.
4. Finishes and Terminations: When any change in product or part number is made or planned which would incorporate lead (Pb)-tree finish or lead (Pb)-free solders, seller is required to inform the buyer. Seller shall include the substance of this clause in every applicable purchase order for parts specified in buyer.s bill of material and/or parts list (when present). Change notifications received from seiler.s suppliers in response to this clause shall be forwarded to the Northrop Grumman buyer for disposition.
5. Transportation Related Charges - (a) All transportation should be routed through Ryder Logistics or Buyers designated Freight Forwarders or carriers as shown above. Seller will be responsible for any additional transportation costs for failing to follow these instructions. (b) Northrop Grumman Electronic Systems is self-insured. Do NOT insure shipments to any facilities or “declare value for carriage”. You will be responsible for any insurance costs that result from doing so. (c) Seller must contact Buyer for instructions when it desires shipping arrangements other than those specified.
6. Packaging, Labeling and Marking - (a) Package all items per ASTM D 3951 or best generally accepted commercial equivalent. (b) Each purchase order line item must be packaged and Barcoded separately when being shipped in the same box. (Note: SCATS will generate a Barcode for each Purchase Order line item shipped). (c) If one shipping container is used to consolidate more than one Purchase Order, mark the outside of the container with all Purchase Order Numbers and indicate “Consolidated Shipment”. Also indicate same on the packing list. When shipping multiple boxes, they should be marked 1 of 5, 2 of 5, etc. (d) Packing List (or Barcode for SCATS generated shipments) Include a separate packing list for each purchase order in all shipments giving our purchase order number, quantity, weight, and contents of container. The packing list must be affixed to the outside of the package or container in an easily accessible
The symbol [***] is used to indicate that a portion of the exhibit has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portion.

packing slip envelope and must clearly identify a packing slip number or invoice number. (e) All packages or shipping containers must be clearly labeled and marked with special handling, orientation or hazardous material labels or markings as required by all United States Government or International Regulations required for safe and lawful transport.
7. PO Terms and Conditions - The general terms and conditions of sale referenced herein may be found on the following Internet address, https://oasis.northgrum.com/esss/contract.htm#procforms. OASIS requires Netscape or Internet Explorer version 5.x or later. If you cannot access the internet, please contact the Buyer for copies of referenced Forms and Instructions
8. Northrop Grumman Business Conduct - In the event that seller becomes aware of unethical or unlawful conduct pertaining to this order by Northrop Grumman employees, seller can contact the Northrop Grumman OpenLine at telephone 1-800-247-4952 to report such conduct.
9. Invoice - By submitting an invoice, Seller is certifying that it is in compliance with the Fair Labor Standards Act of 1938, as amended. Submit a separate invoice for each shipment and/or each purchase order, showing shipment destination. If shipment is not to buying point, provide one copy of bill of lading or express receipt to the Buyer. In the event that invoicing is by a concern other than the Seller, notify Buyer in writing.
The symbol [***] is used to indicate that a portion of the exhibit has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portion.

BDS O&M/C Program
Supplemental Clauses
Rev S, dated 14 August 2007

Applicable Documents:

The list of applicable documents is contained within the Master Purchase Order.

Attachments:

Attachment 1	Incremental Period of Performance Table
Attachment 2	5 Year OM/C Multi-year and Single Year Cartridge Pricing
Attachment 3	Liquidated Damages
Attachment 4	[***] Clause
Attachment 5	Change Control Clause
Attachment 6	5 Year OMIC Multi-year Buffer Pricing
Attachment 7	5 Year OM/C Calibration, Repairables and Spare Part Pricing
Attachment 8	Technical Support Pricing
5 Year Purchase Commitment
(Funded annually)
Fiscal Year Definition:

FYXX = (period of performance)

FY07 = (10-1-06 to 9-30-07)
FY08 = (10-1-07 to 9-30-08)
FY09 = (10-1-08 to 9-30-09)
FY10 =(10-1-09 to 9-30-10)
FY11 =(10-1-10to9-30-11)
The symbol [***] is used to indicate that a portion of the exhibit has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portion.

Consumables — Minimum Quantities and Purchase Commitment Requirements
Cartridges
The Buyer and Seller have agreed that the minimum quantity of cartridges to be delivered over the 5 year contract is [***]. in the first year of the contract (FY07) the Buyer shall order a minimum of [***] cartridges. In each of the subsequent years (FY08 through FY11) the minimum volume shall be [***] cartridges.
Quantity Notification for Following Fiscal Year:
The Buyer agrees to commit, in writing, to Seller, that the order quantity for the following year (beginning October 1st) shall be agreed upon by August 1st of the current year. Quantities ordered on August 1st that are at or above the minimum for the subsequent year will earn the applicable volume discount per Attachment 2 (5 Year OM/C Multi-year and Single Year Cartridge Pricing), Table 1. Any subsequent increase to the quantity ordered August 1st shall not affect pricing for the period.
The Purchase Order for the following Fiscal Year shall be issued by Buyer to Seller within 60 days of contract award by USPS to Buyer.
Issuance of a Purchase Order shall not be later than that required to facilitate the first delivery of cartridges from Seller to Buyer based upon Buyer’s schedule.
Subsequent funding releases with associated quantities for the follow on periods of performance for FY08 through FY11 shall be issued in advance of the associated Fiscal Year and funded annually.
[***]
Applicable NTE (Unit Price) for FY07:
Note that all unit prices applied herein are NTE values and will remain as NTE values until the NTE purchase is definitized. Notwithstanding such NTE values described above, however, unit prices quoted herein are exclusive of royalties to be paid by Buyer in regard to Applied Biosystems that are due as a result of the price mark-up between the cartridge unit price of the definitized subcontract and the unit price charged to Buyer’s customer.
FY07-A is defined by the quantity of cartridges shipped prior to 10-1-06 (end of Q3 2006)
FY07-B is defined as the quantity of cartridges shipped from 10-1-06 until 8-14-07
FY07-C is defined as the qty shipped after 8-14-07
The symbol [***] is used to indicate that a portion of the exhibit has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portion.

The unit price and quantity definition for FY07 is separated into 3 incremental periods of performance. These incremental periods of performance are defined as follows: FY07-A, FY07-B, and FY07-C, and are so identified in Attachment 1 (Incremental Period of Performance Table). The total number of cartridges to be purchased in FY07 is [***].
Contract definitization prior to 8-15-07, as detailed in Attachment 1, will result in a credit due to NGSS from Cepheid in the amount of $[***]. Once the final shipments of cartridges have been received by NGSS, and prior to September 24, 2007, Cepheid will deliver to NGSS a check for the total amount of the credit due. The receipt of this check will reconcile the unit price for all cartridges delivered in FY07 ([***]) to be $[***].
Price Validity:
The single year and multi-year cartridge pricing contained in Attachment 2 shall remain valid for the life of the contract.
Liquidated Damages for Termination for Convenience:
The Buyer shall notify the Seller as soon as reasonably practicable upon USPS notification of termination for convenience. Upon notification of termination for convenience, pricing on any cartridges delivered to date under the multi-year contract shall be adjusted to base line (single year) prices (see Attachment 3) per the volumes delivered within each year of the prior year’s deliveries. However, once [***] cartridges have been delivered, any price adjustment look back shall apply only to cartridges delivered above the [***] cartridge volume. The quantity of cancelled cartridges will equal the number necessary to fulfill the minimum delivery requirements for the remaining periods. Damages for minimum cartridge quantities that will not be ordered will be calculated per Attachment 3 (Liquidated Damages).
In addition, Clause B-12 shall apply in reference to materials.
Non-Cartridge Pricing Validity:
The pricing for Buffer 1, Buffer 2 and Buffer 3, contained in Attachment 6 — Table 1, shall remain valid for the life of the contract.
The Calibration pricing (see Attachment 7 — Table 1), the Repairables pricing (see Attachment 7 — Table 2) and the GX Module Spare Part pricing (see Attachment 7 — Table 3), contained in Attachment 7, shall remain valid for the life of the contract.
The Technical Support pricing in Attachment 8 — Table 1, shall remain valid for the life of the contract.
Buffer Quantity Notification for Following Fiscal Year:
The Buyer agrees to commit, in writing, to Seller, that the order quantity of Buffer 1, Buffer 2 and Buffer 3 for the following year (beginning October 1st) shall be agreed upon by August 1st of the current year. The ordered quantity for each of the Buffers must be for the entire following fiscal year. The lead time for Buffer orders is 90 days.
The symbol [***] is used to indicate that a portion of the exhibit has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portion.

Conversion to other Agents:
(Buyer’s right to change to other cartridges/agents)
The Buyer may change cartridge product from one cartridge type or assay to another(or other applicable agent cartridge) within any Performance Segment or Period of Performance. In such event, the BA Taqman price schedule shall apply to the ordered BA Taqman cartridges and the alternative price schedule shall apply to the ordered alternative cartridges, with the earned quantity price break within the applicable product price schedule being based upon the cumulative quantity of cartridges projected for delivery within the subject period of performance regardless of type or agent (e.g. if Buyer purchases 1 million BA Taqman cartridges and 1 million alternative cartridges in a given FY period of performance, the [2] million quantity cartridge prices for the BA Taqman cartridges and the alternative cartridges would then be used).
Marking and Identification of Cartridges:
Each cartridge shall be uniquely identified. Each cartridge shall include a bar code label located on the front face (side opposite the reaction tube). The bar code shall be 22 characters in length and shall include an eight (8) digit serial number, an expiration date, the reagent lot number and a product code that ensures that the cartridge can only be used with appropriate assay definitions within the GeneXpert software database.
The Seller shall provide cartridges in cases of 120 counts. A case shall be affixed with an external label to include, in human readable and bar-code formats, the product code, the expiration date, and the reagent lot number of the contents. For each label, the human readable and bar-code formats will match in the information they represent and will accurately represent the contents to which the label is affixed. The case container shall be marked with an orientation marking indicating transport and storage must be in an upright manner.
[***] Clause:
The [***] Clause, Rev A, dated March 28, 2007 (see Attachment 4) is incorporated into the Terms and Conditions for Cepheid and Northrop Grumman Security Systems, LLC, Exhibit A, Rev B, dated 2 December, 2005, incorporated herein by reference, and replaces the previous clause.
Escrow:
The BDS Escrow Agreement, Rev G, dated 6 July 2006 & Addendum 1, dated 28 September 2006, shall remain in full force and effect for the life of this agreement.
Invoicing for Technical Support:
For recurring Technical Support activities, the SELLER will invoice the BUYER each month for one twelfth (1/12) of the issued Technical Support purchase order value. The SELLER will submit an invoice to the BUYER detailing the period covered by the
The symbol [***] is used to indicate that a portion of the exhibit has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portion.

invoice and the amount being claimed for the period, by the 15 working day of the following month. The BUYER will review the invoice upon receipt, and work with the SELLER to resolve any issues without undue delay. Once the BUYER has completed the review and accepted the invoice, the invoice will be paid by the BUYER in accordance with the terms and conditions contained in the purchase order.
For non-recurring Technical Support activities, the SELLER will submit an invoice against the fixed price purchase order specifically issued to cover such activities The BUYER will review the invoice upon receipt, and work with the SELLER to resolve any issues without undue delay. Once the BUYER has completed the review and accepted the invoice, the invoice will be paid by the BUYER in accordance with the terms and conditions contained in the purchase order.
Resolution of [***]:
The BUYER and SELLER shall resolve the [***] each calendar quarter, in accordance with the BDS Technical Requirements Document (TRD) for Bio-ldentifier Module (BIM), Rev 8.3, dated 21 September 2005, for the period of performance of this agreement. The process for resolution will be as follows:
The BUYER will send to the SELLER, by the 5th working day following the end of a calendar quarter, a summary spreadsheet (see [***] Clause Calculation Template) for the quarter that will detail [***]:
°	[***]

°	[***]

°	[***]

°	[***]

°	[***]

°	[***]

°	[***]

°	[***]

°	[***]

°	[***]

°	[***]
The Seller will have 10 working days from receipt of the summary spreadsheet to review the data.
The BUYER and SELLER will review and discuss the quarterly [***] summary data at the next Weekly Action Item conference call, following the completion of the SELLER’s 10 working day review period.
The BUYER will present to the SELLER [***] for the quarter.
The symbol [***] is used to indicate that a portion of the exhibit has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portion.

The SELLER will have 5 business days from receipt (of notification of the [***]) from the BUYER to comment on the BUYER’s notification.
After the SELLER’s comment period has expired, the BUYER will then notify the SELLER of the [***] for the quarter.
If the SELLER disagrees with the BUYER’s [***], the SELLER can invoke dispute resolution.
Change Control Clause:
The Change Control Clause (see Attachment 5), is incorporated into the Biohazard Detection System (BDS) Statement of Work for the Bio-identifier Module (BIM), Rev G, dated 21 September 2005, Section 3.5.3, incorporated herein by reference, and replaces the previous clause.
USPS Regulations Incorporated by Reference:
The following listed USPS Regulations, USPS Interim Internal Purchasing Guidelines, PM Issue 1, dated 15 November 2001, are hereby incorporated by reference:
B-4, Variation on Quantity, 1/97
B-5, Certificate of Conformance, 1100
B-26, Protection of Postal Service Buildings, Equipment, and Vegetation, 1/97
B-27, Performance at Occupied Postal Premises, 1/97
B-28, Safety and Health Standards, 1/97
1-11, Prohibition Against Contracting with Former Officers or PCES Executives, 1/97
5-2, Subcontractor Cost or Pricing Data, 1/97
7-9, State and Local Taxes (Indefinite Delivery Equipment Rental), 1/97
8-2, Authorization and Consent, 1/97
8-3, Notice and Assistance Regarding Patent and Copyright Infringement, 1/97
8-7, Withholding Payment (Tech Data and Computer S/W), 1/97
B-19, Excusable Delays, 1/97
1-12, Use of Former Postal Service Employees, 10/01
4-14, Non-Commercial Software Development Warranty
4-13, Software License Warranty and Indemnification
B-1, Definitions, 1/97
B-16, Suspensions and Delays, 1/97
1-5, Gratuities or Gifts, 1/97
9-1, Convict Labor, 1/97
9-5, Contract Work hours and Safety Standards Act — Safety Standards, 1/97
The symbol [***] is used to indicate that a portion of the exhibit has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portion.

1-6, Contingent Fees, 1/97
3-1, Small, Minority and Woman-Owned Business Subcontracting Requirements, 2/99
3-2, Participation of Small, Minority and Woman — Owned Businesses, 2/99
9-6, Walsh-Healey Public Contracts Act, 1/97
9-7, Equal Opportunity, 1/97
9-13, Affirmative Action for Handicapped Workers, 1/97
9-14, Affirmative Action for Disabled Veterans and Veterans of the Vietnam Era, 1/97
B-12, Termination for Convenience or Default (January 1997) — (only for materials)
2-11, Postal Service Property — Fixed-Price (January 1997)
7-4, Insurance, Standard Provisions
5-1, Price Reduction for defective Cost or Pricing Data, 1/97 (This clause pertains only to Buffers, and specifically does not apply to the following: Cartridges; Gx modules; Calibration, Repairs and Spare Parts; and Technical Support Services).
Modifications to LISPS Regulations:
The following clauses have been modified and are hereby incorporated by reference:
Rights in Technical Data (modified from Clause 8-6 Rights in Technical Data (January 1997) (8.3.5))
a. Definitions
(1) Data. Recorded information, regardless of the form or the medium on which it may be recorded. The term includes technical data and computer software. The term does not include information incidental to contract administration, such as financial, administrative, cost or pricing, or management information.
(2) Form, Fit, and Function Data shall have the meaning set forth in the Supplemental Clauses, Rev S, dated 14 August 2007, Attachment 5 — Change Control Clause.
(3) Limited Rights Data. Data other than computer software developed at private expense, including minor modifications of these data.
(4) Technical Data. Data other than computer software, of a scientific or technical nature.
(5) Unlimited Rights. The rights of the Postal Service in technical data and computer software to use, disclose, reproduce, prepare derivative works, distribute copies to the public, and perform and display publicly, in any manner and for any purpose, and to have or permit others to do so.
b. Allocation of Rights
(1) Except as provided in paragraph c below regarding copyright, the Postal Service has unlimited rights in:
(a) Technical data first produced in the performance of this contract (except to the extent that they constitute minor modifications of data that are limited rights data);
The symbol [***] is used to indicate that a portion of the exhibit has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portion.

(b) Form, fit, and function data delivered under this contract; except that all form, fit, and function data describing limited rights data must be delivered with unlimited rights;
(c) Technical data delivered under this contract that constitute manuals or instructional and training material for installation, operation, or routine maintenance and repair of items, components, or processes delivered or furnished for use under this contract; and
(d) All other technical data delivered under this contract, unless provided otherwise in paragraph g below.
(2) The allocation of rights in any computer programs, data bases, and documentation will be determined by the Rights in Computer Software clause, except that limited rights data formatted as computer data bases for delivery to the Postal Service are to be treated as limited rights data under this Rights in Technical Data clause.
c. Copyright
(1) Unless provided otherwise in paragraph d below, the supplier may establish, without prior approval of the contracting officer, claim to copyright in scientific and technical articles based on, or containing, technical data first produced in the performance of this contract and published in academic, technical, or professional journals, symposia proceedings, or similar works. The prior, express written permission of the contracting officer is required to establish claim to copyright in all other technical data first produced in the performance of this contract. When making claim to copyright, the supplier must affix the applicable copyright notice of 17 U.S.C. 401 or 402. The supplier grants to the Postal Service and others acting on its behalf a paid-up, nonexclusive, irrevocable worldwide license in such copyright data to reproduce, prepare derivative works, distribute copies to the public, and perform and display the data publicly.
(2) The supplier may not, without prior written permission of the contracting officer, incorporate in technical data delivered under this contract any data not first produced in the performance of this contract containing the copyright notice of 17 U.S.C. 401 or 402, unless the supplier identifies the data and grants to the Postal Service, or acquires on its behalf at no cost to the Postal Service, a license of the same scope as set forth in subparagraph c.1 above.
(3) The Postal Service agrees not to remove any copyright notices placed on data pursuant to this paragraph c, and to include such notices on all reproductions of the data. d. Release, Publication, and Use of Technical Data
(1) The supplier has the right to use, release to others, reproduce, distribute, or publish any technical data first produced by the supplier in the performance of this contract, except to the extent these data may be subject to the federal export control or national security laws or regulations, or unless otherwise provided below in this paragraph d.2 following or expressly set forth in this contract.
(2) The supplier agrees that if it receives or is given access to data necessary for the performance of this contract that contain restrictive markings, the supplier will treat the data in accordance with the markings unless otherwise specifically authorized in writing by the contracting officer. e. Unauthorized Marking of Data
(1) If any technical data delivered under this contract are marked with the notice specified in paragraph g below and the use of such a notice is not authorized by this clause, or if the data bear any other unauthorized restrictive markings, the contracting officer may at
The symbol [***] is used to indicate that a portion of the exhibit has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portion.

any time either return the data or cancel the markings. The contracting officer must afford the supplier at least 30 days to provide a written justification to substantiate the propriety of the markings. Failure of the supplier to timely respond, or to provide written justification, may result in the cancellation of the markings. The contracting officer must consider any written justification by the supplier and notify the supplier if the markings are determined to be authorized.
(2) The foregoing procedures may be modified in accordance with Postal Service regulations implementing the Freedom of Information Act (5 U.S.C. 552) if necessary to respond to a request thereunder. In addition, the supplier is not precluded from bringing a claim in connection with any dispute that may arise as the result of a final disposition of the matter by a court of competent jurisdiction.
f. Omitted or Incorrect Markings
(1) Technical data delivered to the Postal Service without limited rights notice authorized by paragraph g below, or the copyright notice required by paragraph c above, will be deemed to have been furnished with unlimited rights, and the Postal Service assumes no liability for the disclosure outside the Postal Service, the supplier may request, within six months (or a longer time approved by the contracting officer) after delivery of the data, permission to have notices placed on qualifying technical data at the supplier’s expense, and the contracting officer may agree to do so if the supplier:
(a) Indemnifies the technical data to which the omitted notice is to be applied;
(b) Demonstrates that the omission of the notice was inadvertent;
(c) Establishes that the use of the proposed notice is authorized; and
(d) Acknowledges that the Postal Service has no liability with respect to the disclosure, use, or reproduction of any such data made before the addition of the notice or resulting from the omission of the notice.
(2) The contracting officer may also (a) permit correction at the suppliers expense of incorrect notices if the supplier identifies the technical data on which correction of the notice is to be made and demonstrates that the correct notice is authorized, or (b) correct any incorrect notices.
g. Protection of Limited Rights Data. When technical data other than data listed in b.1(a), (b), and (c) above are specified to be delivered under this contract and qualify as limited rights data, if the supplier desires to continue protection of such data, the supplier must affix the following “Limited Rights Notice” to the data, and the Postal Service will thereafter treat the data, subject to paragraphs e and f above, in accordance with the Notice:
“LIMITED RIGHTS NOTICE
These technical data are submitted with limited rights under Postal Service Contract No. (and subcontract                     , if appropriate). These data may be reproduced and used by the Postal Service with the express limitation that they will not, without written permission of the supplier, be used for purposes of manufacture or disclosed outside the Postal Service; except that the Postal Service may disclose these data outside the Postal Service for the following purposes, provided that the Postal Service makes such disclosure subject to prohibition against further use and disclosure:
The symbol [***] is used to indicate that a portion of the exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portion.

1. Use (except for manufacture) by support service suppliers.
2. Evaluation by Postal Service evaluators.
3. Use (except for manufacture) by other suppliers participating in the Postal Service’s program of which the specific contract is a part, for information and use in connection with the work performed under each contract.
4. Emergency repair or overhaul work.
This Notice must be marked on any reproduction of these data, in whole or in part.”
h. Subcontracting. The supplier has the responsibility to obtain from its subcontractors all data and rights therein necessary to fulfill the supplier’s obligations under the contract. If a subcontractor refuses to accept terms affording the Postal Service such rights, the supplier must promptly bring such refusal to the attention of the contracting officer and may not proceed with subcontract award without further authorization.
i. Relationship to Patents. Nothing contained in this clause implies a license to the Postal Service under any patent or may be construed as affecting the scope of any license or other right otherwise granted to the Postal Service.
Rights in Computer Software (modified from 8-9, Rights In Computer Software, 1/97)
a. Definitions
(1) Computer Software: Computer programs, computer data bases, and their documentation.
(2) Form, Fit, and Function Data shall have the meaning set forth in the Supplemental Clauses, Rev S, dated 14 August 2007, Attachment 5 — Change Control Clause.
(3) Restricted Computer Software. Computer software developed by supplier that is a trade secret, is commercial or financial and confidential or privileged, or is published copyrighted computer software, including minor modifications of this computer software.
(4) Restricted Rights. The rights of the Postal Service in restricted computer software, as set forth in a Restricted Rights Notice as provided in paragraph g below, or as otherwise may be provided in a collateral agreement incorporated in and made part of this contract.
(5) Unlimited Rights. The rights of the Postal Service in computer software to use, disclose, reproduce, prepare derivative works, distribute copies to the public, and perform and display publicly, in any manner and for any purpose, and to have or permit others to do so.
b. Allocation of Rights. Except as provided in paragraph c below regarding copyright, the Postal Service has unlimited rights in:
(1) Computer software first produced in the performance of this contract (except to the extent that it constitutes minor modifications of computer software that is Restricted Computer Software);
(2) Form, fit, and function data delivered under this contract; except that all form, fit, and function data describing limited rights data must be delivered with unlimited rights;
(3) All other computer software delivered under this contract, except for Restricted Computer Software provided in accordance with paragraph g below.
The symbol [***] is used to indicate that a portion of the exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portion.

c. Copyright
(1) (a) Except for Computer Software and other data generated by the supplier, the prior, express written permission of the contracting officer is required to establish claim to copyright in all computer software or other data first produced and paid for in the performance of this contract. When making claim to copyright, the supplier must affix the applicable copyright notice of 17 U.S.C. 401. To the extent such copyright relates solely to Unlimited Rights Computer Software, the supplier grants to the Postal Service and others acting on its behalf a paid-up, nonexclusive, irrevocable worldwide license in such copyrighted computer software to reproduce, prepare derivative works, and perform and display the computer software and other data publicly. (b) If the Postal Service desires to obtain copyright in the computer software first produced by supplier in the performance of the contract and permission has not been granted pursuant to c.1(a) above, the contracting officer may request the supplier to establish, or authorize the establishment of, claim to copyright in the computer software and may request supplier to assign, or obtain the written assignment of, the copyright to the Postal Service or its designated assignee, and at supplier’s sole discretion, supplier may so assign said copyright.
(2) The supplier may not, without prior written permission of the contracting officer, incorporate in computer software delivered under this contract any computer software not first produced in the performance of this contract containing the copyright notice of 17 U.S.C. 401, unless the supplier identifies the computer software and grants to the Postal Service, or acquires on its behalf at no cost to the Postal Service, a license of the same scope as set forth in c.1.(a) above or as otherwise may be provided in a collateral agreement incorporated in and made part of this contract.
(3) The Postal Service agrees not to remove the supplier’s copyright notice placed on computer software pursuant to this paragraph c, and to include such notices on all reproduction of the computer software.
d. Release, Publication, and Use of Computer Software
(1) Unless otherwise agreed in a separate document, Unless prior written permission is obtained from the contracting officer or to the extent expressly set forth in this contract, the supplier will not supplier may use, release to others, reproduce, distribute, or publish any computer software first produced by the supplier and paid for in the performance of the contract. NO
(2) The supplier agrees that to the extent it receives or is given access to computer software necessary for the performance of this contract that contains restrictive markings, the supplier will treat the computer software in accordance with these markings unless otherwise specifically authorized in writing by the contracting officer.
e. Unauthorized Marking of Computer Software
(1) if any computer software delivered under this contract is marked with the notice specified in paragraph g below and the use of such a notice is not authorized by this clause, or if the computer software bears any other unauthorized restrictive markings, the contacting officer may at any time either return the computer software or cancel the markings. The contracting officer must afford the supplier at least 30 days to provide a written justification to substantiate the propriety of the markings. Failure of the supplier to timely respond, or to provide written justification, may result in the cancellation of the markings. The contracting officer must consider any written justification by the supplier and notify the supplier if the markings are determined to be authorized.
The symbol [***] is used to indicate that a portion of the exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portion.

(2) The foregoing procedures may be modified in accordance with Postal Service regulations implementing the Freedom of Information Act (5 U.S.C. 552) if necessary to respond to a request thereunder. In addition, the supplier is not precluded from bringing a claim in connection with any dispute that may arise as the result of the Postal Service’s action to remove any markings on computer software, unless this action occurs as a result of a final disposition of the matter by a court of competent jurisdiction.
f. Omitted or Incorrect Markings
(1) Computer software delivered to the Postal Service without the restricted rights notice authorized by paragraph g below, or the copyright notice required by paragraph c above, will be deemed to have been furnished with unlimited rights, and the Postal Service assumes no liability for the disclose, use or reproduction of such computer software. However, the extent the computer software has not been disclosed outside the Postal Service, the supplier may request, within six months (or a longer time approved by the contracting officer) after delivery of the computer software, permission to have notices placed on qualifying computer software at the supplier’s expense, and the contracting officer may agree to do so if the supplier:
(a) Identifies the computer software involved;
(b) Demonstrates that the omission of the notice was inadvertent;
(c) Establishes that the use of the proposed notice is authorized; and
(d) Acknowledges that the Postal Service has no liability with respect to the disclosure, use, or reproduction of any such computer software made before the addition of the notice or relisting from the omission of the notice.
(2) The contracting officer may also (a) permit correction, at the supplier’s expense, of incorrect notices if the supplier identifies the computer software on which correction of the notice is to be made and demonstrates that the correct notice is authorized, or (b) correct any incorrect notices.
g. Protection of Restricted Computer Software
(1) When computer software other than that listed in subparagraphs b.1 and b.2 above is specified to be delivered under this contract and qualifies as restricted computer software, if the supplier desires to continue protection of such computer software, the supplier must affix the following “Restricted Rights Notice” to the computer software, subject to paragraphs e and f above, in accordance with the Notice:
RESTRICTED RIGHTS NOTICE
(a) This computer software is submitted with restricted rights under Postal Service Contract No. ___and subcontract, if appropriate). It may not be used, reproduced, or disclosed by the Postal Service except as provided below or as otherwise stated in the contract.
(b) This computer software may be:
(i) Used or copied for use in or with the computer or computers for which it was acquired, including use at any Postal Service installation at which the computer or computers may be transferred;
(ii) Used or copied for use in a backup computer if any computer for which it was acquired is inoperative;
(iii) Reproduced for safekeeping (archives) or backup purposes;
The symbol [***] is used to indicate that a portion of the exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portion.

(iv) Modified, adapted, or combined with other computer software, provided that the modified, adapted, or combined portions of any derivative software incorporating restricted computer software are made subject to the same restricted rights;
(v) Disclosed to and reproduced for use by support service suppliers in accordance with i through iv above, provided the Postal Service makes such disclosure or reproduction subject to these restricted rights; and
(vi) Used or copied for use in or transferred to a replacement computer.
(c) Notwithstanding the foregoing, if this computer software is published copyrighted computer software, it is licensed to the Postal Service, without disclosure prohibitions, with the minimum rights set forth in the preceding paragraph.
(d) Any other rights or limitations regarding the use, duplication, or disclosure of this computer software are to be expressly stated in, or incorporated in, the contract.
(e) This Notice must be marked on any reproduction of this computer software, in whole or in part.
(2) When it is impracticable to include the above Notice on restricted computer software, the following short-form Notice may be used instead, on condition that the Postal Service’s rights with respect to such computer software will be as specified in the above Notice unless otherwise expressly stated in the contract.
RESTRICTED RIGHTS NOTICE (SHORT FORM)
Use, reproduction, or disclosure is subject to restrictions set forth in Contract No.                      (and subcontract , if appropriate)
with                                                              (Name of supplier and subcontractor).”
h. Subcontracting. The supplier has the responsibility to obtain from its subcontractors all computer software and rights in it necessary to fulfill the supplier’s obligations under this contract. If a subcontractor refuses to accept terms affording the Postal Service such rights, the supplier must promptly bring such refusal to the attention of the contracting officer and may not proceed with subcontract award without further authorization.
i. Standard Commercial License or Lease Agreements. The supplier unconditionally accepts the terms and conditions of this clause unless expressly provided otherwise in this contract or in a collateral agreement incorporated in and made part of this contract. Thus the supplier agrees that, notwithstanding any provisions to the contrary contained in the supplier’s standard commercial license or lease agreement pertaining to any restricted computer software delivered under this contract, and irrespective of whether any such agreement has been proposed before or after issuance of this contract of the fact that such agreement may be affixed to or accompany the restricted computer software upon delivery, the Postal Service has the rights set forth in this clause to use, duplicate, or disclose any restricted computer software delivered under this contract.
[***] Calculation Provision:
In the interest of implementing the intent of clause 3.2.1.3.1.4.2 Qty [***] (BDS Technical Requirements Document (TRD) for Bio-Identifier Module (BIM), Rev 8.3, dated 21 September 2005) in an efficient manner, the Parties agree to discuss and equitably resolve the [***] calculation reasonably associated with the Supplier’s products provided under this agreement for use in BDS systems in USPS facilities.
The symbol [***] is used to indicate that a portion of the exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portion.

Attachment 1 - Incremental Period of Performance Table

Incremental
Period Of	Incremental Period of Performance	Cartridge	Applicable Unit
Performance	Definition	Quantity	Price	Total Paid
FY07-A	Product shipped in support of FY07 prior to 10-1-06 (Q3-2006)	[***]	$[***]	$[***]
FY07-B	Product shipped in support of FY07, from 10-1-06 (Q4-2006) through 8-14-07	[***]	$[***]	$[***]
FY07-C	Product shipped in support of FY07, after 8-14-07	[***]	$[***]	$[***]
	FY07 Totals	[***]		$[***]

	FY07 Single Year Price*	[***]	$[***]
	FY07 Multiyear Price*	[***]	$[***]
	FY07Price Delta		$[***]

	Credit Due to NGSS from Cepheid for FY07 Multiyear Quantity Price Reduction	[***]	[***]	$[***]

		Final FY07 Purchase Order Value (FY07 Total Paid — Credit Due)		$[***]

*See Attachment 2 — (5 Year OM/C Multi-year and Single Year Cartridge Pricing), Table 1
The symbol [***] is used to indicate that a portion of the exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portion.

Attachment 2 — 5 Year OM/C Multi-Year and Single Year Cartridge Pricing
Table 1
Multi-Year Cartridge Pricinq

BA Taqman 5-Multi year			2007		2008		2009		2010		2011
< 100,000 units	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
100,001 < 199,999 units	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
200,000 < 299,999 units	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
300,000 < 599,999 units	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
600,000 < 899,999 units	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
900,000 < 1,499,999 units	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
1,500,000<1,999,999 units	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
2,000,000 < 2,994,999 units	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
> 3,000,000 units	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Table 2
Single Year Unit Pricing

BA Taqman 5 individual years	Baseline		2007		2008		2009		2010		2011
< 100,000 units	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
100,001 <199,999 units	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
200,000 <299,999 units	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
300,000 <599,999 units	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
600,000 <899,999 units	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
900,000 <1,499,999 units	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
1,500,000<1,999,999 units	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
2,000;000 < 2,999,999 units	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
> 3,000,000 units	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
The symbol [***] is used to indicate that a portion of the exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portion.

Attachment 3 — Liquidated Damages

Liquidated Damages
Cartridges Cancelled	2007		2008		2009		2010		2011
< 100,000 units	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
100,001 < 199,999 units	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
200,000 < 299,999 units	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
300,000 < 599,999 units	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
600,000 < 899,999 units	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
900,000 < 1,999,999 units	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
2,000,000 < 2,999,999 units	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
> 3,000 000 units	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
The symbol [***] is used to indicate that a portion of the exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portion.

Attachment 4 — [***] Clause, Rev A, dated March 28, 2007
In the event that there is a [***] (as defined below in this Section 11) and BUYER requests support from SELLER to investigate such [***], SELLER shall employ reasonable efforts to develop and implement an agreed upon action plan to identify the cause of [***]. Once the cause of [***] has been determined, BUYER and SELLER will cooperate to make a scientific assessment of the best approach to correct the cause of [***]. Considerations in that assessment will include such variables as [***]. If the parties agree in their reasonable scientific judgment that [***], SELLER will use reasonable efforts to develop an agreed upon action plan and SELLER will use commercially reasonable efforts to implement said action plan to correct the cause of [***]. In developing and implementing the action plan to identify the cause of [***], assessing the solutions, and in developing and implementing the action plan to correct the cause of [***], SELLER agrees to spend up to a limit of $[***], at its then standard hourly time and material rates, to modify its products and/or processes, the goal of that modification being to prevent [***]. Once the spending limit has been reached by SELLER, any additional effort may be contracted for by way of a change order or a separate purchase order, either to be negotiated between the parties at the time. For purposes of this Purchase Order, a [***] means [***].
     After the SELLER and/or its subcontractors complete the [***] described above, SELLER must notify BUYER in writing. [***] then SELLER will again enter into the process described above, and as many times as necessary, until the balance of the $[***] identified above is spent by SELLER. Thereafter, additional support will be provided as requested by BUYER pursuant to a negotiated change order or separate purchase order.
(b) Except for liability for breach of warranty by SELLER, Section 11(a), and notwithstanding anything else in this Purchase Order, the above states the entire liability of SELLER for [***].
The symbol [***] is used to indicate that a portion of the exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portion.

Attachment 5
3.5.3 Change Control (Rev A, dated 7 June 2007)
It is anticipated that the SELLER may need the ability to make changes to the design during the life of the program.. These changes have the ability to affect the overall system performance and design and need to be controlled. The SELLER shall not make a change without submitting a VECR.
If the change being made by the SELLER does not impact the Form, Fit, and Function of any item being provided, then the SELLER shall submit a Vendor Engineering Change Request (VECR) for notification only and check the appropriate block on the VECR form. BUYER approval is not required in this case. The VECR shall detail:
•	What the change consists of

•	The reason, or justification, for making the change
If the change being made by the SELLER does impact the Form, Fit, and Function of any item being provided, the SELLER shall submit a Vendor Engineering Change Request (VECR) and receive approval from the BUYER before releasing the change, such approval not to be unreasonably withheld. The data that defines form, fit or function means technical data relating to an item or process identifying source, size, configuration, mating and attachment characteristics, functional characteristics (as defined by the performance specifications), all to the extent necessary to permit physical and functional interchangeability; except that for computer software, it means data identifying origin, functional characteristics (as defined by the performance specifications), but specifically excludes the source code, algorithm, process, formulas, and machine-level flow charts of the computer software. For purposes of clarity, this definition of Form, Fit, and Function is meant to capture those changes that are required to be identified under the SAFETY Act.
The VECR shall detail:
•	What the change consists of

•	The reason, or justification, for making the change

•	The associated cost and/or schedule impact, if any

•	The proposed break-in point (effectivity) by hardware serial number, or reagent lot number, or SW version number depending on the type of item affected
A sample copy of a VECR form with instructions is included in Appendix A of this SOW.
In any event, SELLER shall comply with Paragraph 22 of the Terms and Conditions.
The symbol [***] is used to indicate that a portion of the exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portion.

Attachment 6 — 5 Year OM/C Multi-year Buffer Pricing
Table 1 — Buffer Pricing

	2006		2007		2008		2009		2010		2011
Buffer 1	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Buffer 2	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Buffer 3	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
The symbol [***] is used to indicate that a portion of the exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portion.

Attachment 7 — 5 Year OM/C Multi-year Calibration, Repairables and Spare Part Pricing
Table 1 — Calibration Pricing

	FY - 2007		FY - 2008		FY - 2009		FY - 2010		FY - 2011
Calibration (Out of Warranty)	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Table 2 — Repairables Pricing

Repairs	FY - 2007	FY - 2008	FY - 2009	FY - 2010	FY - 2011
700-0491 (Heater)	$[***]	$[***]	$[***]	$[***]	$[***]
300-2610 (Uniframe)	$[***]	$[***]	$[***]	$[***]	$[***]
300-1531 (Horn Housing)	$[***]	$[***]	$[***]	$[***]	$[***]
300-2571 (Encoder Label)	$[***]	$[***]	$[***]	$[***]	$[***]
200-0488 (Horn)	$[***]	$[***]	$[***]	$[***]	$[***]
300-1125 (DC Motor Worm Gear)	$[***]	$[***]	$[***]	$[***]	$[***]
700-0955 (Motherboard Replacement	$[***]	$[***]	$[***]	$[***]	$[***]
700-0849 (Stepper Motor)	$[***]	$[***]	$[***]	$[***]	$[***]
300-2250 (Plunger Rod)	$[***]	$[***]	$[***]	$[***]	$[***]
200-0532 (Force Sensor)	$[***]	$[***]	$[***]	$[***]	$[***]
700-0940 (Force Sensor Cable)	$[***]	$[***]	$[***]	$[***]	$[***]
700-0851 (Latch)	$[***]	$[***]	$[***]	$[***]	$[***]
700-0376 (I-Core Replacement)	$[***]	$[***]	$[***]	$[***]	$[***]
700-0388 (I-Core PCB Replacement)	$[***]	$[***]	$[***]	$[***]	$[***]
700-0427 (Excite Block)	$[***]	$[***]	$[***]	$[***]	$[***]
700-0387 (Detect Block)	$[***]	$[***]	$[***]	$[***]	$[***]
700-0521 (Gateway Board)	$[***]	$[***]	$[***]	$[***]	$[***]
100-3055 (Power Supply Board — 75)	$[***]	$[***]	$[***]	$[***]	$[***]
100-3056 (Power Supply Board — 30)	$[***]	$[***]	$[***]	$[***]	$[***]
200-1057 (Wavewasher)	$[***]	$[***]	$[***]	$[***]	$[***]
Motherboard Upgrade	$[***]	$[***]	$[***]	$[***]	$[***]
Table 3 — GX Module Spare Part Pricing

Quantity per 12 months	Price
1 – 10 units	$[***]/unit
11 – 50 units	$[***]/unit
51 – 100 units	$[***]/unit
101 – 500 units	$[***]/unit
501 –799 units	$[***]/unit
800 units or greater	$[***]/unit
The symbol [***] is used to indicate that a portion of the exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portion.

Attachment 8 — Technical Support Pricing
Table 1

FY-2007	$[***]
FY-2008	$[***]
FY-2009	$[***]
FY-2010	$[***]
FY-2011	$[***]
The symbol [***] is used to indicate that a portion of the exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portion.